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                                                                   EXHIBIT 10.43

                                                                  EXECUTION COPY

                      NON-STATUTORY STOCK OPTION AGREEMENT

                  AGREEMENT (this "Agreement") entered into as of April 3, 2003, by and between WH Holdings (Cayman Islands) Ltd., a Cayman Islands company (the "Company"), and the undersigned employee (the "Employee") of the Company or its Subsidiaries.

                  WHEREAS, pursuant to the WH Holdings (Cayman Islands) Ltd. Stock Option Plan (the "Plan"), the Committee designated under the Plan desires to grant to the Employee an option to acquire Common Shares, par value $0.001 per share, of the Company; and

                  WHEREAS, the Employee desires to accept such option subject to the terms and conditions of this Agreement.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Employee, intending to be legally bound, hereby agree as follows:

                  1. Grant of Option. On the terms and conditions hereinafter set forth, the Company hereby grants to the Employee an option to purchase all (or any part) of (i) 1,182,369 Shares at an exercise price of $0.44 per share (the "44 Cent Tranche"), (ii) 1,182,369 Shares at an exercise price of $1.76 per share (the "$1.76 Tranche"), (iii) 1,182,369 Shares at an exercise price of $5.28 per share (the "$5.28 Tranche"), (iv) 1,182,369 Shares at an exercise price of $8.80 per share (the "$8.80 Tranche"), and (v) 1,182,369 Shares at an exercise price of $12.32 per share (the "$12.32 Tranche", and together with the 44 Cent Tranche, the $1.76 Tranche, the $5.28 Tranche and the $8.80 Tranche, the "Option"). This Option is granted as of the date hereof. The Option is a Non-Statutory Stock Option. This Option is granted pursuant to the Plan, and except as otherwise set forth in this Agreement, is governed by each of the terms and conditions of the Plan. All defined terms used herein, unless specifically defined in this Agreement, have the meanings assigned to them in the Plan. The Employee has previously been provided with a copy of that certain Private Placement Memorandum dated July 15, 2002 regarding the offering of the Company's 12% Series A Cumulative Convertible Preferred Shares, as supplemented by Supplements Nos. 1, 2 and 3 thereto (collectively, the "PPM"). To the Company's knowledge, the disclosure of the Company's share ownership set forth in the PPM beneath the caption "Share Ownership" therein accurately sets forth, in all material respects, the share ownership of the Company as of the dates indicated therein. The numbers of Shares reflected in clauses (i), (ii), (iii),
(iv) and (v) above are based on 112,325,066 Shares, which was the number of Shares of the Company that were outstanding on fully diluted basis as of March 31, 2003.

                  2.       Time of Exercise of Option.

                  (a) The 44 Cent Tranche of the Option will become vested and exercisable in 50% increments on the first and second anniversaries of the "Effective Date", as such term is defined in that certain Employment Agreement dated as of the date hereof, by and among the Employee, Herbalife International, Inc. and Herbalife International of America, Inc. (as amended or modified from time to time, the "Employment Agreement").

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                  (b)      The $1.76 Tranche, the $5.28 Tranche, the $8.80
Tranche and the $12.32 Tranche are collectively referred to herein as the "Long-Term Tranche". Twenty percent (20%) of the Long-Term Tranche of the Option will become vested and exercisable (pro rata according to the number of Shares exercisable at the relevant exercise prices specified above for each of the individual tranches within the Long-Term Tranche) on the first anniversary of the Effective Date, and the remainder of the Long-Term Tranche of the Option will become vested and exercisable (pro rata according to the number of Shares exercisable at the relevant exercise prices specified above for each of the individual tranches within the Long-Term Tranche) in quarterly 5% increments commencing September 30, 2004 and on each subsequent last day of each following calendar quarter until the Long-Term Tranche of the Option becomes fully vested and exercisable as of June 30, 2008.

                  (c) Notwithstanding the preceding or any other provision in this Agreement or the Plan to the contrary, (i) simultaneously with the consummation of any Change of Control, 50% of the Shares granted pursuant to the Option (pro rata according to the number of Shares exercisable at the relevant exercise prices specified above for each of the individual tranches within the Option) will become immediately vested and exercisable (including any previously vested and exercisable Shares), (ii) if, following the consummation of any Change of Control, all or any portion of the Option described in this Agreement remains outstanding and the Employee's employment with the Company and its Subsidiaries (or their respective successors-in-interest) is terminated (other than by reason of the Employee's resignation without Good Reason or termination for Cause) at any time following the consummation of such Change of Control, 100% of the Shares granted pursuant to the Option will immediately vest and become exercisable, and (iii) in the event the Employee's employment with the Company and its Subsidiaries is terminated by reason of the Employee's death or Disability or during the 90 day period immediately preceding the consummation of any Change of Control (other than by reason of Employee's resignation without Good Reason or termination for Cause), 100% of the Shares granted pursuant to the Option will immediately vest and become exercisable. For purposes hereof, the terms "Cause", "Disability" and "Good Reason" shall have the meanings ascribed thereto in the Employment Agreement.

                  (d) In the event Employee exercises all or any portion of the Option prior to the consummation of an Initial Public Offering, the Committee shall make a determination of the Fair Market Value (as defined in the Plan) of the Shares acquired pursuant to such exercise of the Option.

                  3.       Term of Options and Repurchase Rights.

                  (a) The Option will expire 10 years from the date hereof, but will be subject to earlier termination as provided below.

                  (b) Upon the Employee's termination of employment with the Company or any of its Subsidiaries for whatever reason (x) the unexercisable portion of the Option hereby granted will terminate on the date of such termination and (y) the exercisable portion of the Option hereby granted will be treated as set forth in this Section 3(b). Subject to the repurchase rights described in (c) below and the Shareholders' Agreement, in the event of a termination of the Employee's employment:

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                           (i)      by reason of death or Disability, the
exercisable portion of the Option hereby granted will be exercisable for 180 days following any such termination;

                           (ii)     without Cause or due to the Employee's
resignation for Good Reason, the exercisable portion of the Option hereby granted will be exercisable until the first to occur of (A) six months following the expiration of any lock-up period following the consummation of an Initial Public Offering and (B) the second anniversary of Employee's termination of employment with the Company and its Subsidiaries, but in the case of either (A) or (B) above, no earlier than the expiration of the Standard Exercise Period (as defined below);

                           (iii)    by reason of Employee's resignation without
Good Reason, the exercisable portion of the Option hereby granted will be exercisable until the expiration of the Standard Exercise Period; and

                           (iv)     for Cause, the exercisable portion of the
Option hereby granted will terminate on the date of such termination.

                  The "Standard Exercise Period" shall be the 30 day period immediately following Employee's termination of employment with the Company and its Subsidiaries for any reason, but if at the time of such termination the Company is in a "black-out" period or subject to a lock-up period other than the lock-up period resulting from an Initial Public Offering, or the Employee is otherwise prohibited from selling his stock due to material non-public information or applicable regulation, then in either such case, the Standard Exercise Period shall be the period that expires 30 days immediately following the expiration of any such restriction. For purposes of this Section 3 (including, without limitation, Section 3(c)), if the Employee continues to provide services as a director or consultant to the Company or its Subsidiaries after the Employee's termination of employment, such employment termination shall not be deemed to have occurred until the Employee's termination of service in all capacities.

                  (c) The Company has the right to repurchase the Shares acquired upon the exercise of Options for a period of 181 days after the Employee terminates employment or 181 days after the Shares for which the Option is exercised are acquired, whichever is later (the "Repurchase Period"). Notwithstanding anything to the contrary in the Shareholders' Agreement, the purchase price per Share payable under Section 6(a) or (b) of the Shareholder's Agreement where such Termination (as defined in the Shareholders' Agreement):

                           (i)      was due to the Employee's resignation
without Good Reason or for Cause shall be the amount equal to the lesser of: (A) the Fair Market Value at the time of such termination; or (B) the relevant exercise price for such Shares; provided, however, that after the earlier to occur of the fifth anniversary of the Effective Date or the consummation of a Change of Control, Section 3(c)(ii) shall apply in lieu of this Section 3(c)(i); and

                           (ii)     was without Cause, because of death or
Disability, due to the Employee's resignation for Good Reason or as provided in the proviso of Section 3(c)(i), shall be the amount equal to the Fair Market Value at the time of such termination.

                  (d) The Company's repurchase option set forth in Section 3(c) above shall terminate upon the consummation of an Initial Public Offering.

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                  4.       Manner of Exercise of Option. The Option may be
exercised by delivery, via first class mail, fax or electronic mail of a Notice of Option Exercise and related forms to the Company stating the number of Shares with respect to which the Option is being exercised and accompanied by payment of the Total Exercise Cost in cash or by check, bank draft or money order payable to the order of the Company. To the extent permitted by law and applicable stock exchange regulations, the Employee may pay the exercise price of the options using stock of the Company held by the Employee for at least six months and with a Fair Market Value equal to the portion of the exercise price which Employee elects to pay through delivery of such stock. Prior to the consummation of the Company's Initial Public Offering and to the extent permitted by law and applicable stock exchange regulations, (a) subject to the following sentence, during the 20 business day period immediately prior to the expiration of the exercise period set forth in Section 3(b) above or any extension thereof pursuant to this Section 4, the Employee may elect (on not less than ten business days' prior written notice to the Company) to have the number of shares issued upon exercise of the options reduced (such reduction equal to a number of Shares with a Fair Market Value equal to the required tax withholding) to cover minimum required tax withholding (i.e., the minimum federal and state statutory tax withholding amount, including payroll taxes) and
(b) subject to the following sentence, during the 20 business day period immediately prior to the expiration of the exercise period set forth in Section 3(b) above or any extension thereof pursuant to this Section 4, the Employee may elect (on not less than ten business days' prior written notice to the Company) to pay the exercise price of the Shares subject to the Option by reduction (such reduction equal to a number of Shares with a Fair Market Value equal to the portion of the exercise price to be satisfied by such cashless exercise) of the number of Shares otherwise issuable upon such exercise of the Option. Upon receipt of Employee's written notice to the Company pursuant to clause (a) or clause (b) of the preceding sentence, the Committee may, in its sole discretion, elect to extend the period of time during which the exercisable portion of the Option may be exercised for one or more Extension Periods (as defined below), in which case Employee's election to exercise all or any portion of such Options pursuant to clause (a) or clause (b) of the preceding sentence shall be rescinded and of no further force and effect, subject to subsequent revesting of Employee's right to make either such election during the 20 business day period immediately prior to the expiration of any Extension Period (and subject to the Committee's right, in its sole discretion, to grant one or more additional Extension Periods). For purposes hereof, "Extension Period" means the 30 day period (or such longer period as the Committee may determine in its sole discretion) immediately following the expiration of the relevant exercise period specified in Section 3(b) above (or, in the case of any prior Extension Period, immediately following the expiration thereof).

                  5. Non-Transferability. The right of the Employee to exercise the Option (as and when exercisable) may not be assigned or transferred by the Employee other than (i) by will or the laws of descent and distribution or (ii) with the prior written approval of the Committee (not to be unreasonably withheld), for estate planning purposes. The Option may be exercised and the Shares may be purchased during the lifetime of the Employee only by the Employee (or the Employee's legal representative in the event that the Employee's employment is terminated due to Disability or any other permitted transferee of the Option). Any attempted assignment or transfer, except as hereinabove provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or any levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option, will in each instance be null and void.

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                  6.       Representation Letter and Investment Legend.

                  (a) In the event that for any reason the issuance of the Shares to be issued upon exercise of an exercisable Option will not be effectively registered under the Securities Act upon any date on which the Option is exercised, the Employee (or the person exercising the Option pursuant to Paragraph 5) will give a written representation to the Company in the form of paragraph 1 of Exhibit A attached hereto, and the Company will place the Securities Act legend described in paragraph 2 of Exhibit A upon any certificate for the Shares issued by reason of such exercise.

                  (b) Except as set forth in any separate written agreement between the Company and Employee, the Company will be under no obligation to qualify Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issuance of Shares.

                  7.       Adjustments of Shares and Options.

                  (a) In the event of any change in the outstanding Shares by reason of an acquisition, spin-off or reclassification, recapitalization or merger, combination or exchange of Shares or other corporate exchange, Change of Control or similar event, the Committee shall adjust appropriately the number or kind of Shares or securities subject to the Option and exercise prices related thereto and make such other revisions to the Option as it deems are equitably required.

                  (b) With respect to any merger or consolidation of the Company into another corporation, the sale or exchange of all or substantially all of the assets of the Company, a Change of Control or the recapitalization, reclassification, liquidation or dissolution of the Company or any other similar fundamental transaction involving the Company or any of its Subsidiaries (any of the foregoing, a "Qualifying Event"), the Committee shall provide either: (i) that the Option cannot be exercised after such Qualifying Event, provided that the Option shall be immediately and fully vested immediately prior to the consummation of any such Qualifying Event, and provided further that nothing in this Section 7(b) shall prohibit the Employee from exercising any then exercisable portion of the Option (including any portion thereof which will become exercisable by virtue of such Qualifying Event) prior to, or simultaneously with, the occurrence of such Qualifying Event and that, upon the occurrence of such Qualifying Event, the Option will terminate and be of no further force or effect and no longer be outstanding; (ii) that the Option will remain outstanding after such Qualifying Event, and from and after the consummation of such Qualifying Event, the Option will be exercisable for the kind and amount of securities and/or other property receivable as a result of such Qualifying Event by the holder of a number of Shares for which the Option could have been exercised immediately prior to such Qualifying Event; or (iii) the Option (including both the exercisable and unexercisable portions thereof) will be cancelled in its entirety and repurchased by the Company at a specific price equal to the excess, if any, of the Fair Market Value of the relevant underlying Shares less the applicable Exercise Price and that, upon the occurrence of such Qualifying Event, the Option will terminate and be of no further force or effect and no longer be outstanding. In the event of any conflict or inconsistency between the terms and conditions of this Section 7(b) and the terms and conditions of Section 8 of the Plan, the terms and condition of this Section 7(b) shall control.

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The Committee's election pursuant to this Section 7(b) will be applied in the same manner to all other holders of the Company's stock options. The Committee may only elect the alternatives specified in clauses (i) or (iii) of the first sentence of this Section 7(b) in connection with any Qualifying Event described in clauses (w) or (x) of the definition of "Organic Transaction" (as such term is defined in the Company's Articles of Association as of the date hereof).

                  8. No Special Employment Rights. Nothing contained in this Agreement will be construed or deemed by any person under any circumstances to bind the Company or any of its Subsidiaries to continue the employment of the Employee for the period within which this Option may vest or for any other period.

                  9. Rights as a Shareholder. The Employee will have no rights as a shareholder with respect to any Shares which may be purchased upon the exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Employee.

                  10. Withholding Taxes. The Employee hereby agrees, as a condition to any exercise of the Option, to provide to the Company an amount sufficient to satisfy its obligation to withhold certain federal, state and local taxes arising by reason of such exercise (the "Withholding Amount"), if any, by (a) authorizing the Company to withhold the Withholding Amount from the Employee's cash compensation, or (b) remitting the Withholding Amount to the Company in cash; provided that, to the extent that the Withholding Amount is not provided by one or a combination of such methods, the Company may at its election withhold from the Shares delivered upon exercise of the Option that number of Shares having a Fair Market Value as of the date immediately prior to the issuance of such Shares equal to the Withholding Amount.

                  11. Execution of Shareholders' Agreement. The Employee acknowledges that, in connection with his prior or future purchase of Shares of the Company, unless such Shareholders' Agreement is no longer in effect, he will execute and deliver the Shareholders' Agreement or a joinder or counterpart signature page thereto. The Employee further agrees that all Shares acquired by such Employee upon exercise of the Option will be subject to the terms and conditions of the Shareholders' Agreement, if then in effect, as modified hereby or pursuant to any separate written agreement between the Company and Employee.

                  12. Lock-Up Agreements. The Employee agrees that notwithstanding anything to the contrary contained in this Agreement, in the event of an Initial Public Offering or any other public offering of securities of the Company, except to the extent that: (a) the Employee sells his Shares obtained upon the exercise of the Option to the underwriters of the Company's securities in connection with such offering or (b) the underwriters do not require the following restrictions of all of the Company's directors and officers, such Employee shall not (i) offer, hedge, pledge, sell or contract to sell any such Shares, (ii) sell any option or contract to purchase any Shares,
(iii) purchase any option or contract to sell any Shares, (iv) grant any option, right or warrant for the sale of any Shares, or (v) lend or otherwise dispose of or transfer any Shares during any black-out period requested by underwriters conducting any such public offering of securities on behalf of the Company; provided, however, that such Employee shall, in any event, be entitled to sell his Shares commencing on the expiration of the black-out period described above and provided, further, that such time period shall not be longer for the

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Employee than for Whitney & Co., L.L.C., Golden Gate Private Equity, Inc. or any
investment fund managed by either of them.

                                    *********

                         [Signatures on Following Page]

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                                OPTION AGREEMENT

                           Counterpart Signature Page

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, by its officer thereunto duly authorized, and the Employee has executed this Agreement, all as of the day and year first above written.

WH HOLDINGS                                    EMPLOYEE
(CAYMAN ISLANDS) LTD.

By: /s/ JESSE ROGERS                           /s/ MICHAEL O. JOHNSON
    ----------------                           ----------------------
    Title: Director                            MICHAEL O. JOHNSON

Jesse Rogers                                   Address:
---------------------------
(print name)

                                               c/o Herbalife International, Inc.
                                               1800 Century Park East
                                               Los Angeles, CA 90067
                                               Facsimile Number: (310) 557-3906

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

                                    EXHIBIT A

TO:      WH HOLDINGS (CAYMAN ISLANDS) LTD.

                  The undersigned hereby irrevocably exercises the right to purchase ______________ of the Common Shares, par value $0.001 per share ("Common Shares") of WH Holdings (Cayman Islands) Ltd., a Cayman Islands company (the "Company"), evidenced by the attached Option, and herewith makes payment of the relevant exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Option.

                  1. The undersigned hereby represents and warrants to and agrees with the Company as follows:

                  (a) The undersigned understands and acknowledges that an investment in the Common Shares issuable upon exercise of this Option involves a high degree of risk and that there are limitations on the liquidity of the Common Shares issuable upon exercise of this Option. The undersigned is able to bear the economic risk of an investment in the Common Shares issuable upon exercise of this Option. The undersigned has adequate means of providing for the undersigned's current needs and contingencies; is able to afford to hold the Common Shares issuable upon exercise of this Option for an indefinite period; and has such knowledge and experience in financial and business matters such that the undersigned is capable of evaluating the merits and risks of the investment in the Common Shares issuable upon exercise of this Option;

                  (b) The undersigned is acquiring the Common Shares issuable upon exercise of this Option for its own account for investment and not as a nominee and not with a present view to the distribution thereof in violation of the Securities Act of 1933, as amended (the "1933 Act"). The undersigned understands that the undersigned must bear the economic risk of this investment indefinitely unless such shares are registered pursuant to the 1933 Act and any applicable state securities laws, or an exemption from such registration is available. The undersigned has no plan or intention to sell the Common Shares issuable upon exercise of this Option at any predetermined time, and has made no predetermined arrangements to sell such shares;

                  (c) The undersigned will not make any sale, transfer or other disposition of the Common Shares issuable upon exercise of this Option in violation of (1) the 1933 Act, the Securities Exchange Act of 1934, as amended, any other applicable Federal or state securities laws or the rules and regulations of the Securities and Exchange Commission or of any state securities commissions or similar state authorities promulgated under any of the foregoing, or (2) any applicable securities laws of jurisdictions outside the United States and the rules and regulations thereunder.

                  2. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Shares obtained on exercise of the Option, except in accordance with the provisions of the Option, and consents that the following legend may be affixed to the stock certificates for the Common Shares hereby subscribed for, if such legend is applicable:

         "THE SALE, TRANSFER OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A SHAREHOLDERS' AGREEMENT, DATED AS OF JULY 31, 2002 AMONG WH HOLDINGS (CAYMAN ISLANDS) LTD. AND CERTAIN HOLDERS OF ITS OUTSTANDING SHARE CAPITAL, AS SUCH AGREEMENT MAY BE AMENDED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF WH HOLDINGS (CAYMAN ISLANDS) LTD.

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY PROVINCIAL OR STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE PROVINCIAL OR STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT OR APPLICABLE PROVINCIAL OR STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER."

                  3. The undersigned requests that stock certificates for such shares be issued, and a new option agreement representing any unexercised portion hereof be issued in the name of the registered holder and delivered to the undersigned at the address set forth below:

Dated:

______________________________
Signature of Registered Holder

_________________________________
Name of Registered Holder (Print)

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